UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number (811-06640)
American Strategic Income Portfolio Inc. II

(Exact name of registrant as specified in charter)
800 Nicollet Mall
Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)
Charles D. Gariboldi, Jr.
800 Nicollet Mall Minneapolis, MN 55402

(Name and address of agent for service)
800-677-3863

Registrant’s telephone number, including area code
Date of fiscal year end: 08/31/10
Date of reporting period: 11/30/09

Item 1. Schedule of Investments.
Schedule of Investments (unaudited)

American Strategic Income Portfolio II (BSP)	November 30, 2009
(Percentages of each investment category relate to total net assets)

	DATE			FAIR
DESCRIPTION	ACQUIRED	PAR	COST	VALUE ¶

Whole Loans ¥ p — 78.5%
Commercial Loans — 44.4%
5555 East Van Buren I, Phoenix, AZ, 5.68%, 7/1/11 b	6/23/04	$6,222,853	$6,222,853	$6,347,310
5555 East Van Buren II, Phoenix, AZ, 7.13%, 7/1/11 b	8/18/06	1,455,818	1,455,818	1,484,935
American Mini-Storage, Memphis, TN, 6.80%, 12/1/10 b ¶	11/5/07	3,060,000	3,060,000	3,090,600
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17 b	3/31/97	1,107,357	1,107,357	1,118,143
Hickman Road, Clive, IA, 6.78%, 1/1/13 b ¶	12/3/07	5,500,000	5,500,000	5,665,000
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13 b	9/17/03	1,473,985	1,473,985	1,547,684
Office City Plaza, Houston, TX, 6.43%, 6/1/12 b	5/25/07	5,456,605	5,456,605	5,620,303
Oyster Point Office Park, Newport News, VA, 6.68%, 2/1/11 b	1/4/06	11,987,963	11,987,963	12,107,843
PennMont Office Plaza, Albuquerque, NM, 6.63%, 4/1/11 b	3/30/06	1,427,591	1,427,591	1,441,867
Perkins — Blaine, Blaine, MN, 6.63%, 1/1/17 b	12/13/06	1,802,339	1,802,339	1,856,617
Raveneaux Country Club, Spring, TX, 7.93%, 1/1/10 ¶ ◆	12/19/05	8,800,000	8,800,000	6,223,878
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12 b	6/28/02	2,399,532	2,399,532	2,447,523
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17 b	3/30/07	7,086,194	7,086,194	7,279,406
Signal Butte, Mesa, AZ, 6.90%, 7/1/17 b ¶ ◆	6/20/07	15,000,000	15,000,000	11,792,928
Station Square, Pompano Beach, FL, 6.33%, 2/1/14 b ¶	1/19/07	12,000,000	12,000,000	11,626,850
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14 b	2/15/07	1,264,708	1,264,708	1,327,943

			86,044,945	80,978,830

Multifamily Loans — 34.0%
Carolina Square Apartments, Tallahassee, FL, 6.63%, 8/1/12 b ¶	7/20/07	7,875,000	7,875,000	5,512,500
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13 b	6/5/03	3,829,790	3,829,790	4,003,824
Lake Point Terrace Apartments, Madison, WI, 6.33%, 5/1/17 ●	4/13/07	4,970,969	4,984,812	3,510,291
Meadows Point, College Station, TX, 7.93%, 2/1/13 ¶ ª	1/24/08	5,400,000	5,400,000	5,073,389
RP-Plaza Development, Oxnard, CA, 3.65%, 3/1/10 ¶ Δ	2/23/05	5,000,000	5,000,000	4,946,639
Sapphire Skies I, Cle Elum, WA, 7.93%, 7/1/11 ¶	12/23/05	8,805,908	8,805,908	8,805,908
Sapphire Skies II, Cle Elum, WA, 7.90%, 7/1/11 ª	3/20/09	3,200,000	3,200,000	3,055,570
Summit Chase Apartments I, Coral Springs, FL, 5.93%, 4/1/12 b ¶	7/7/05	9,500,000	9,500,000	9,500,000
Summit Chase Apartments II, Coral Springs, FL, 9.90%, 4/1/12 ¶ ª S	7/7/05	6,150,000	6,150,000	2,153,959
Sussex Club Apartments I, Athens, GA, 6.33%, 5/1/10 ¶	4/17/07	8,800,000	8,800,000	8,800,000
Sussex Club Apartments II, Athens, GA, 6.88%, 5/1/10 ¶ ª S	4/17/07	2,298,600	2,298,600	1,490,037
Trinity Oaks Apartments I, Dallas, TX, 6.53%, 4/1/09 ¶ ◆ ♣	3/30/06	7,000,000	7,000,000	4,900,000
Trinity Oaks Apartments II, Dallas, TX, 7.88%, 4/1/09 ¶ ª S ♣	3/30/06	1,690,000	1,690,000	907,008
Vista Bonita Apartments, Denton, TX, 7.90%, 6/1/10	3/4/05	2,684,600	2,684,600	2,684,599

			72,233,898	61,833,433

Single Family Loans — 0.1%
Merchants Bank, 2 loans, Vermont, 10.48%, 12/1/20	12/18/92	51,275	51,696	52,813
PHH U.S. Mortgage, 2 loans, California & Delaware, 8.65%, 1/1/12	12/30/92	155,995	151,296	160,675

			202,992	213,488

Total Whole Loans			158,481,835	143,025,751

Corporate Notes ¥ ¶ — 12.1%
Fixed Rate — 12.1%
Sarofim South and Bland, 6.90%, 1/1/11	12/21/07	8,511,612	8,511,612	8,681,844
Stratus Properties II, 6.56%, 12/31/11	6/14/01	5,000,000	5,000,000	5,100,000
Stratus Properties III, 6.56%, 12/31/11	12/12/06	8,000,000	8,000,000	8,160,000

Total Corporate Notes			21,511,612	21,941,844

FIRST AMERICAN MORTGAGE FUNDS       2009 Quarterly Report

Schedule of Investments (unaudited)
American Strategic Income Portfolio II (BSP)

	PAR/		FAIR
DESCRIPTION	SHARES	COST	VALUE ¶

U.S. Government Agency Mortgage-Backed Securities a — 13.5%
Fixed Rate — 13.5%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	$2,122,976	$2,166,118	$2,295,490
9.00%, 7/1/30, #C40149	110,672	113,094	122,938
5.00%, 5/1/39, #G05430	3,880,337	3,984,042	4,073,521
Federal National Mortgage Association,
6.00%, 10/1/16, #607030	156,497	157,024	169,923
5.50%, 6/1/17, #648508	189,340	189,949	204,992
5.00%, 9/1/17, #254486	306,766	307,295	329,537
5.00%, 11/1/17, #657356	628,818	630,994	675,494
6.50%, 6/1/29, #252497	764,373	760,149	834,943
7.50%, 5/1/30, #535289	94,218	91,611	107,402
8.00%, 5/1/30, #538266	40,427	40,006	46,419
8.00%, 6/1/30, #253347	118,253	117,020	135,780
5.00%, 11/1/33, #725027	9,331,187	9,541,942	9,820,527
5.00%, 7/1/39, #935588	5,575,921	5,694,690	5,856,133

Total U.S. Government Agency Mortgage-Backed Securities		23,793,934	24,673,099

Commercial Mortgage-Backed Securities Δ — 15.4%
Other — 15.4%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45	8,060,000	5,149,654	6,792,683
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45	10,000,000	8,438,017	9,457,667
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4, 5.89%, 12/10/49	3,625,000	2,958,115	3,202,658
Series 2008-C7, Class A4, 6.30%, 12/10/49	3,500,000	2,980,572	3,042,271
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44	5,950,000	5,429,038	5,578,377

Total Commercial Mortgage-Backed Securities		24,955,396	28,073,656

Preferred Stocks — 13.4%
Real Estate Investment Trusts — 13.4%
AMB Property, Series L	112,100	2,473,575	2,277,872
AMB Property, Series M	14,360	367,561	299,406
AMB Property, Series O	13,459	336,475	300,001
BRE Properties, Series C	54,000	1,072,980	1,129,680
BRE Properties, Series D	7,450	148,032	154,886
Developers Diversified Realty, Series H	23,600	483,800	418,428
Developers Diversified Realty, Series I	6,050	126,143	107,388
Duke Realty, Series L	27,260	521,211	483,320
Duke Realty, Series M	83,200	1,704,000	1,574,144
Duke Realty, Series O	38,150	900,340	876,305
Equity Residential Properties, Series N	118,000	2,244,300	2,712,820
Kimco Realty, Series F	78,000	1,823,500	1,636,440
Kimco Realty, Series G	20,800	467,376	499,408
ProLogis Trust, Series F	26,120	630,278	525,012
ProLogis Trust, Series G	11,700	245,700	235,755
PS Business Parks, Series H	37,600	752,000	775,312
PS Business Parks, Series I	13,200	259,644	269,808
PS Business Parks, Series M	37,600	774,560	796,744
PS Business Parks, Series P	11,650	223,330	230,786
Public Storage, Series A	40,000	977,346	862,000
Public Storage, Series B	22,200	543,900	531,024
Public Storage, Series E	28,200	641,550	632,244
Public Storage, Series I	37,600	817,800	932,480
FIRST AMERICAN MORTGAGE FUNDS       2009 Quarterly Report

Schedule of Investments (unaudited)
American Strategic Income Portfolio II (BSP)

			FAIR
DESCRIPTION	SHARES	COST	VALUE ¶

Public Storage, Series K	24,850	$540,487	$609,322
Public Storage, Series X	20,000	502,366	430,800
Public Storage, Series Z	20,000	497,779	431,400
Realty Income, Series D	90,000	2,281,500	2,196,000
Realty Income, Series E	37,600	812,160	887,360
Regency Centers, Series C	37,600	812,912	832,840
Regency Centers, Series E	39,200	791,840	829,080

Total Preferred Stocks		24,774,445	24,478,065

Total Unaffiliated Investments		253,517,222	242,192,415

Real Estate Owned ¥ ● — 1.9%
Lake Point Terrace Apartments, Madison, WI		4,984,812	3,510,291

Short-Term Investment — 1.0%
First American Prime Obligations Fund, Class Z, 0.11% x	1,866,366	1,866,366	1,866,366

Total Investments ▲ — 135.8%		$260,368,400	$247,569,072

Other Assets and Liabilities, Net — (35.8)%			(65,253,760)

Total Net Assets — 100.0%			$182,315,312

¶	The fund’s investments in whole loans (single family, multifamily, and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, these investments are initially fair valued at cost as this approximates fair value and adjusted using a FAF Advisors, Inc. (“FAF Advisors”) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. The results of the pricing model may be further subject to price floors given the intrinsic values of the underlying properties subject to the loans and price ceilings due to the illiquid nature of the loans. FAF Advisors has modified, and may in the future modify, price floors and ceilings in light of changing economic and market conditions. Such modifications will affect the fund’s net asset value.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

Security valuations for the fund’s investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.
FIRST AMERICAN MORTGAGE FUNDS       2009 Quarterly Report

Schedule of Investments (unaudited)
American Strategic Income Portfolio II (BSP)

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts, swaps, and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure, if any, is initially valued similar to defaulted multifamily and commercial whole loans. The value is subsequently revised to an estimated market value, as determined by independent third party appraisals, less estimated selling costs.

As of November 30, 2009, the fund held internally fair valued securities with a value of $168,477,886 or 92.5% of total net assets.

¥	Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. See ¶ footnote above. The total fair value of all illiquid securities was $168,477,886 or 92.5% of total net assets.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on November 30, 2009. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of November 30, 2009. For participating loans the rates are based on the annual cash flow payments expected at the time of purchase.

b	Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company (“MMLIC”). On November 30, 2009, securities valued at $93,771,276 were pledged as collateral for the following outstanding borrowings:

		Accrued
Amount	Rate*	Interest
$45,100,000	5.00%	$6,264

*	Interest rate as of November 30, 2009. Rate is based on the London Interbank Offered Rate (“LIBOR”) plus 2.625% subject to a “floor” interest rate of 5.00% and reset monthly.
     Description of collateral:
5555 East Van Buren I, Phoenix, AZ, 5.68%, 7/1/11, $6,222,853 par
5555 East Van Buren II, Phoenix, AZ, 7.13%, 7/1/11, $1,455,818 par
American Mini-Storage, Memphis, TN, 6.80%, 12/1/10, $3,060,000 par
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17, $1,107,357 par
Carolina Square Apartments, Tallahassee, FL, 6.63%, 8/1/12, $7,875,000 par
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13, $3,829,790 par
Hickman Road, Clive, IA, 6.78%, 1/1/13, $5,500,000 par
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13, $1,473,985 par
Office City Plaza, Houston, TX, 6.43%, 6/1/12, $5,456,605 par
Oyster Point Office Park, Newport News, VA, 6.68%, 2/1/11, $11,987,963 par
PennMont Office Plaza, Albuquerque, NM, 6.63%, 4/1/11, $1,427,591 par
Perkins — Blaine, Blaine, MN, 6.63%, 1/1/17, $1,802,339 par
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12, $2,399,532 par
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17, $7,086,194 par
Signal Butte, Mesa, AZ, 6.90%, 7/1/17, $15,000,000 par
Station Square, Pompano Beach, FL, 6.33%, 2/1/14, $12,000,000 par
Summit Chase Apartments I, Coral Springs, FL, 5.93%, 4/1/12, $9,500,000 par
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14, $1,264,708 par
The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $45,100,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $12,900,000. Loans made under the loan agreement are secured by whole loans in the fund’s portfolio and bear interest at the one-month LIBOR plus 2.625% with a “floor” interest rate of 5.00%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund’s revolving loan commitment.
FIRST AMERICAN MORTGAGE FUNDS       2009 Quarterly Report

Schedule of Investments (unaudited)
American Strategic Income Portfolio II (BSP)

¶	Interest Only — Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of November 30, 2009.

◆	Loan is currently in default with regards to scheduled interest and/or principal payments.

ª	Participating Loan — A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

Δ	Variable Rate Security — The rate shown is the net coupon rate in effect as of November 30, 2009.

S	The participating loan is not currently making monthly cash flow payments.

♣	Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On November 30, 2009, securities valued at $24,314,429 were pledged as collateral for the following outstanding reverse repurchase agreements:

					Name of Broker
	Acquisition			Accrued	and Description
Amount	Date	Rate*	Due	Interest	of Collateral
$14,709,000	11/9/09	0.30%	12/9/09	$2,697	(1)
8,118,000	11/23/09	0.30%	12/23/09	541	(2)

$22,827,000				$3,238

*	Interest rate as of November 30, 2009. Rate is based on the LIBOR plus a spread and reset monthly.
     Name of broker and description of collateral:
(1)	Goldman Sachs:

Federal National Mortgage Association, 5.00%, 11/1/33, $9,331,187 par Federal National Mortgage Association, 5.00%, 7/1/39, $5,575,921 par

(2)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $1,791,261 par
Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $110,672 par
Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $3,880,337 par
Federal National Mortgage Association, 6.00%, 10/1/16, $156,497 par
Federal National Mortgage Association, 5.50%, 6/1/17, $189,340 par
Federal National Mortgage Association, 5.00%, 9/1/17, $306,766 par
Federal National Mortgage Association, 5.00%, 11/1/17, $628,818 par
Federal National Mortgage Association, 6.50%, 6/1/29, $764,373 par
Federal National Mortgage Association, 7.50%, 5/1/30, $94,218 par
Federal National Mortgage Association, 8.00%, 5/1/30, $40,427 par
Federal National Mortgage Association, 8.00%, 6/1/30, $118,253 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government agency mortgage-backed securities as collateral.

●	Real estate owned. See ¶ footnote above.

x	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. The rate quoted is the annualized seven-day effective yield as of November 30, 2009.

▲	On November 30, 2009, the cost of investments for federal income tax purposes was approximately $260,368,400. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$6,645,519
Gross unrealized depreciation	(19,444,847)

Net unrealized depreciation	$(12,799,328)

FIRST AMERICAN MORTGAGE FUNDS       2009 Quarterly Report

Schedule of Investments (unaudited)
American Strategic Income Portfolio II (BSP)
Summary of Fair Value Exposure
Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including a funds’ own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the funds’ investments in whole loans.
The valuation levels are not necessarily an indication of the risk associated with investing in these investments.
As of November 30, 2009, the fund’s investments in securities were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Whole Loans	$—	$—	$143,025,751	$143,025,751
Commercial Mortgage-Backed Securities	—	28,073,656	—	28,073,656
U.S. Government Agency Mortgage-Backed Securities	—	24,673,099	—	24,673,099
Preferred Stocks	24,478,065	—	—	24,478,065
Corporate Notes	—	—	21,941,844	21,941,844
Real Estate Owned	—	—	3,510,291	3,510,291
Short-Term Investment	1,866,366	—	—	1,866,366

Total Investments	$26,344,431	$52,746,755	$168,477,886	$247,569,072

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in
Securities
Balance as of August 31, 2009	$170,114,514
Realized gain (loss)	62
Net change in unrealized appreciation or depreciation	(1,143,005)
Net purchases (sales)	(493,685)

Balance as of November 30, 2009	$168,477,886

Net change in unrealized appreciation or depreciation of Level 3 investments as of November 30, 2009	$(1,143,005)

FIRST AMERICAN MORTGAGE FUNDS       2009 Quarterly Report

Item 2. Controls and Procedures.
(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. II
By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: January 26, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: January 26, 2010

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer
Date: January 26, 2010